UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2016 (November 14, 2016)

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CONSUMER CAPITAL GROUP, INC.

(Exact name of Company as specified in its charter)

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Nevada	000-54998	26-2517432
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

136-82 39th Ave, 4th Floor, Unit B Flushing, New York	11354
(Address of principal executive offices)	(Zip Code)

(718) 395-8150

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 14, 2016, Consumer Capital Group, Inc. (the “Company”) was informed by its independent registered accountants, Centurion ZD CPA Limited, or formerly known as DCAW (CPA) Limited (“DCAW”) that the firm has changed the name to “Centurion ZD CPA Limited”, effective November 14, 2016. The office addresses and telephone numbers of the firm remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CONSUMER CAPITAL GROUP, INC.

Date: November 23, 2016	By:	/s/ Jianmin Gao
Jianmin Gao President & CEO

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